                                                                    EXHIBIT 10.3


================================================================================





                    HOUSEHOLD CONSUMER LOAN CORPORATION,
                                   Seller,


                       HOUSEHOLD FINANCE CORPORATION,
                                  Servicer,


                                     and


                  TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                               Deposit Trustee




                  ----------------------------------------


                                   FORM OF
                        SUPPLEMENT FOR SERIES 1997-1

                          Dated as of March 1, 1997

                                   to the

                       POOLING AND SERVICING AGREEMENT

                        Dated as of September 1, 1995


                  ----------------------------------------


                    HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST I

                                 Series 1997-1




================================================================================

                              TABLE OF CONTENTS



                                                                                                                         Page
SECTION 1.       Designation and Covenant to Exclude
                 Participation Interests.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

       Section 1.01     Designation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

       Section 1.02     Covenant to Exclude Participation Interests . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

SECTION 3.       Servicing Compensation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 4.       Article IV of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

       Section 4.07.    Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

       Section 4.08.    Determination of Monthly Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

       Section 4.09.    Determination of Monthly Principal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

       Section 4.10.    [RESERVED]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

       Section 4.11.    Application of Investor Finance Charge and
                        Administrative Collections on Deposit in
                        Collection Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

       Section 4.12.    Investor Charge-Offs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

       Section 4.13.    [RESERVED]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

SECTION 5.       Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

SECTION 6.       Statements to Series 1997-1 Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 7.       Additional Amortization Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

SECTION 8.       Optional Repurchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

SECTION 9.       Sale of Series 1997-1 Participants' Interest
                 pursuant to Section 2.06 or 10.01 of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

SECTION 10.      Distributions pursuant to Section 8 or 9 of
                 this Series Supplement and Section 2.06,
                 10.01 or 12.02(c) of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 11.      Distribution of Proceeds of Sale, Disposition
                 or Liquidation of Receivables pursuant to
                 Section 9.02 of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17


SECTION 12.      Rating Agency Notice.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 13.      [RESERVED] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 14.      [RESERVED] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 15.      Delivery of Series 1997-1 Participation Interest . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 16.      Ratification of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 17.      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 18.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 19.      Forms of Certificates and Monthly Servicer's
                 Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 20.      Transfer Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                                             EXHIBITS

Exhibit A-1      Series 1997-1 Participation Interest
Exhibit B        Monthly Servicing Report
Exhibit C        Investment Letter

         SERIES 1997-1 SUPPLEMENT, dated as of March 1, 1997 (this "Series Supplement"), by and among Household Consumer Loan Corporation, a Nevada corporation, as seller (the "Seller"), Household Finance Corporation, a Delaware corporation, as servicer (the "Servicer"), and Texas Commerce Bank National Association, a national banking association, as successor trustee to The Chase Manhattan Bank, N.A. (together with successors in trust thereunder as provided in the Pooling and Servicing Agreement referred to below, the "Deposit Trustee"), under the Pooling and Servicing Agreement, by and among the Seller, the Servicer and the Deposit Trustee dated as of September 1, 1995.

                                   RECITALS

         Section 6.03 of the Agreement provides, among other things, that the Seller and the Deposit Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Deposit Trustee to the Seller for execution and redelivery to the Deposit Trustee for authentication one or more Series of Series Participation Interests. The Seller has tendered the notice of issuance required by Section 6.03(b)(i) of the Agreement and hereby enters into this Series Supplement with the Servicer and the Deposit Trustee as required by such Section 6.03 to provide for the issuance, authentication and delivery of the Series Participation Interest, Series 1997-1 (the "Series 1997-1 Participation Interest") and to specify the Principal Terms thereof.

         In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


SECTION 1.  Designation and Covenant to Exclude Participation Interests.

                 Section 1.01 Designation. The Series 1997-1 Participation Interest shall be deemed to be a "Series Participation Interest" for all purposes under the Agreement and this Series Supplement. Notwithstanding any provision to the contrary in the Agreement or in this Series Supplement, the first Distribution Date with respect to Series 1997-1 shall be April 14, 1997.

                 Section 1.02 Covenant to Exclude Participation Interests. Notwithstanding any provisions to the contrary in the Agreement, for so long as the Series 1997-1 Participation Interest is outstanding, each of the Seller and the Servicer covenants and agrees not to enter into a Participation Interest Agreement, and the Trust shall not acquire or hold any interest in a Participation Interest. The entering into of any such Participation Interest

         Agreement in violation of this Section 1.02 will be deemed to have an "Adverse Effect".

SECTION 2.  Definitions.

         (a) Whenever used in this Series Supplement and when used in the Agreement with respect to the Series 1997-1 Participation Interest, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                 "Accelerated Amortization Date" shall mean February 28, 2002.

                 "Additional Balances" shall mean, with respect to any Credit Line, amounts drawn under such Credit Line subsequent to the date such Credit Line is designated to the Deposit Trust.

                 "Additional Interest" shall have the meaning set forth in
         Section 4.08(a) hereof.

                 "Adverse Effect" shall have the meaning assigned to such term in the Pooling and Servicing Agreement as supplemented by the Section
         1.02 hereof.

                 "Agreement" shall mean, for purposes of this Series Supplement, the Pooling and Servicing Agreement, dated as of September 1, 1995, as such agreement may be amended from time to time, by and among the Seller, the Servicer and the Deposit Trustee (without regard to this Series Supplement or supplements for other Series).

                 "Amortization Event" shall mean any of the events enumerated in Section 9.01 of the Agreement or in Section 7 of this Series Supplement.

                 "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Principal Collections, (b) the Series 1997-1 Participation Interest Net Default Payment Amount, and (c) the portion paid by the Seller pursuant to
         Section 9 hereof that is included in clause (i) of the definition of Reassignment Amount.

                 "Calculation Date" shall mean the first day of the Interest Period.

                 "Closing Date" shall mean March ___, 1997.

                 "Distribution Date" shall mean, with respect to Series 1997-1, the 14th day of each calendar month, or if such day is not a Business Day, the next preceding Business Day, provided that the first Distribution Date shall be April 14, 1997.

                 "Due Period" shall mean, with respect to the first Due Period, the period from March 1, 1997 through March 31, 1997, and thereinafter the meaning specified in the Agreement.

                 "Early Amortization Period" shall mean the period commencing with an Amortization Event pursuant to Section 7 hereof (after giving effect to any grace periods) and terminating upon termination of the Trust pursuant to Section 12.01 of the Agreement.

                 "Eligible Investments" shall mean, with respect to funds allocable to the Series 1997-1 Participation Interest in the Collection Account, "Eligible Investments" as defined in the Agreement, except that all references in such definition to "rating satisfactory to the Rating Agency" shall mean ratings of not less than A-1+ by Standard & Poor's, P-1 by Moody's, F-1 by Fitch (if rated by Fitch) and D-1 by Duff & Phelps (if rated by Duff & Phelps).

                 "Eligible Institution" shall mean any "Eligible Institution" as defined in the Agreement, except that all references in such definition to "rating satisfactory to the Rating Agency" shall mean long-term ratings of not less than AAA by Standard and Poor's or Aaa by Moody's, respectively, or short-term unsecured debt ratings of at least A-1+ by Standard and Poor's and P-1 by Moody's, respectively, except that no such rating shall be required of an institution which maintains such Account or such funds as a fully segregated trust account or subaccount with the corporate trust department of such institution as long as such institution maintains the credit rating of each Rating Agency in one of its generic credit rating categories which signifies investment grade.

                 "Final Scheduled Payment Date" shall mean the Payment Date in __________ 20___.

                 "Fixed Allocation Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Series 1997-1 Participation Interest
         Invested Amount as of the last day immediately preceding the commencement of an Early Amortization Period that is continuing or preceding the Accelerated Amortization Date, as applicable and the denominator of which is the greater of (x) the aggregate Principal Receivables as of the first day of the related Due Period and the then outstanding amount of any Participation Interests in the Deposit Trust as of the first day of the related Due Period and (y) the sum of the numerators used to calculate the Allocation Percentage for allocations with respect to Principal Receivables or Finance Charge and Administrative Receivables, as applicable, for all outstanding Series for such Distribution Date; provided, however, that, with respect to the first Due Period, the Fixed Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Series 1997-1 Participation Interest Initial Invested Amount and the denominator of which is the total amount of Principal Receivables in the Deposit Trust as of the Closing Date; provided, further , that, with respect to any Due Period in which Aggregate Additional Credit Lines or Participation Interest are added to the Trust or a removal of Credit Lines pursuant to Section 2.10 of the Agreement occurs, the amount of Principal Receivables and Participation Interests referred to in clause (x) above shall be the average amount of Principal Receivables and Participation Interests in the Deposit Trust on each Business Day during such Due Period based upon the assumptions that (1) the aggregate amount of Principal Receivables in the Deposit Trust at the end of the day on the last day of the prior Due Period is the aggregate amount of Principal Receivables and Participation Interests in the Deposit Trust on each Business Day of the period from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Deposit Trust at the end of the day on the related Addition Date or Removal Date is the aggregate amount of Principal Receivables and Participation Interests in the Deposit Trust on each Business Day of the period from and including the related Addition Date or Removal Date to and including the last day of such Due Period.

                 "Floating Allocation Percentage" shall mean with respect to any Distribution Date the percentage equivalent of a fraction, the numerator of which is the Series 1997-1 Participation Interest
         Invested Amount as of the last day of the related Due Period and the denominator of which is the greater of (x) the aggregate Principal Receivables as of the first day of the related Due Period and the then outstanding amount of any Participation Interests in the Deposit Trust as of the first day of the related Due Period and (y) the sum of the numerators used to calculate the Allocation Percentage for allocations with respect to Principal Receivables, Default Amounts, or Finance Charge and Administrative Receivables, as applicable, for all outstanding Series for such Distribution Date; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Series 1997-1 Participation Interest Initial Invested Amount and the denominator of which is the total amount of Principal Receivables in the Deposit
         Trust as of the Closing Date; provided, further, that, with respect to any Due Period in which Aggregate Additional Credit Lines or Participation Interest are added to the Trust or a removal of Credit Lines pursuant to Section 2.10 of the Agreement occurs, the amount of Principal Receivables and Participation Interests referred to in clause
         (x) above shall be the average amount of Principal Receivables and Participation Interests in the Deposit Trust on each Business Day during such Due Period based upon the assumptions that (1) the aggregate amount of Principal Receivables in the Deposit Trust at the end of the day on the last day of the prior Due Period is the aggregate amount of Principal Receivables and Participation Interests in the Deposit Trust on each Business Day of the period from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Deposit Trust at the end of the day on the related Addition Date or Removal Date is the aggregate amount of Principal Receivables and Participation Interests in the Deposit Trust on each Business Day of the period from and including the related Addition Date or Removal Date to and including the last day of such Due Period.

                 "HCLC" shall mean Household Consumer Loan Corporation, a Nevada corporation.

                 "Indenture" shall mean the indenture dated as of March 1, 1997 between the Issuer, as debtor, and The Bank of New York, as Indenture Trustee, as may be amended from time to time.

                 "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                 "Invested Amount" as defined in the Agreement shall mean the Series 1997-1 Participation Interest Invested Amount as defined herein.

                 "Investor Finance Charge and Administrative Collections" shall mean with respect to any Distribution Date an amount equal to the sum of (a) (i) if such Distribution Date is not during an Early Amortization Period, the product of (x) the Floating Allocation Percentage for the related Due Period and (y) Finance Charge and Administrative Collections during the related Due Period and (ii) if such Distribution Date is during an Early Amortization Period the product of (x) the Fixed Allocation Percentage for the related Due Period and (y) Finance Charge and Administrative Collections during the related Due Period and (b) the portion paid by the Seller pursuant to Section 9 hereof that is included in clauses (ii) and (iii) of the definition of Reassignment Amount.

                 "Investor Principal Collections" shall mean, with respect to any Due Period prior to the Accelerated Amortization Date and not during an Early Amortization Period, the Floating Allocation Percentage of Net Principal Collections for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period); provided that if Net Principal Collections for such Due Period is less than the Minimum Principal Amount, then Investor Principal Collections shall mean the Minimum Principal Amount. On and after the Accelerated Amortization Date and during an Early Amortization Period, Investor Principal Collections shall mean the Fixed Allocation Percentage of Collections in respect of Principal Receivables for the related Due Period.

                 "Issuer" shall mean the Household Consumer Loan Trust 1997-1, a Delaware business trust, or its successor in interest.

                 "Minimum Principal Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the Floating Allocation Percentage of Principal Collections for such Distribution Date and (b) the amount by which _____% of the Series 1997-1 Participation Interest Invested Amount exceeds the Series 1997-1 Participation Interest Net Default Payment Amount for such Distribution Date to the extent of the amount of Investor Finance Charge and Administrative Collections treated as principal pursuant to Section 4.11(a)(iii) for such Distribution Date.

                 "Net Principal Collections" shall mean, with respect to any Due Period prior to the Accelerated Amortization Date and not during an Early Amortization Period, Collections in respect of Principal Receivables during the related Due Period reduced by Additional Balances created during such Due Period.

                 "Optional Repurchase Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the unpaid principal balance of the Series 1997-1 Participation Interest, plus (ii) accrued and unpaid interest on the unpaid principal balance of the Series 1997-1 Series Participation Interest through the day preceding such Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 1997-1 Participants, as applicable, on a prior Distribution Date.

                 "Overcollateralization Amount" shall have the meaning set forth in the Indenture.

                 "Performance Amortization Event" shall mean any of an Additional Amortization Event pursuant to Section 7(a), (b) or (d) hereof.

                 "Prime" shall mean the rate set forth in H.15(519) opposite the caption "Bank Prime Loan" for such day; provided, however, that the Prime Rate with respect to any day which in the period beginning on the Calculation Date through and including the calendar day first preceding a Distribution Date, shall be the rate as described above in effect on such Calculation Date. The Prime Rate is also available on Telerate, currently at page 125. If any discrepancy arises between Telerate and the printed version of H.15 (519), the printed version of
         H.15 (519) will take precedence.

         If, by the Calculation Date, the Prime Rate is not yet published in
         H.15 (519), then the Prime Rate will be determined by calculating the arithmetic mean of the rates of interest publicly announced by each bank named on Telerate under the heading "Prime Rate Top 30 U.S. Banks," currently at page 38, as such bank's U.S. dollar prime rate or base lending rate as in effect on such day at 3:30 p.m. (New York
         City time). If fewer than four such rates appear on Telerate for such Reset Date, then the Prime Rate shall be the arithmetic mean of the rate of interest publicly announced by three major banks in New York City, selected by the Servicer, as their U.S. dollar prime rate or base lending rate as in effect for such day.

                 "Rating Agency" shall mean Duff & Phelps, Fitch, Moody's, and Standard & Poor's.

                 "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the unpaid principal balance of the Series 1997-1 Participation Interest on such Distribution Date, plus (ii) amounts accrued and unpaid at the Series 1997-1 Participation Interest Pass-Through Rate on the unpaid principal balance of the Series 1997-1 Participation Interest through the day preceding such Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 1997-1 Participants on a prior Distribution Date.

                 "Required Seller Amount" shall mean an amount equal to 1.01% of the Series 1997-1 Participation Interest Invested Amount.

                 "Securities" shall have the meaning assigned to such term in the Indenture.

                 "Security Balance" shall have the meaning assigned to such term in the Indenture.

                 "Series Cut-Off Date" shall mean the close of business on February 28, 1997.

                 "Series 1997-1 Participant" shall mean the Issuer.

                 "Series 1997-1 Participants' Interest" shall mean 100% of the interest evidenced by the Series 1997-1 Participation Interest.

                 "Series 1997-1 Participation Interest" shall be a Series Participation Interest for the purposes of the Agreement and shall mean the Series Participation Interest executed by the Seller and authenticated by or on behalf of the Deposit Trustee, substantially in the form of Exhibit A-1.

                 "Series 1997-1 Participation Interest Charge-Offs" shall have the meaning specified in Section 4.12(a) hereof.

                 "Series 1997-1 Participation Interest Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of the Defaulted Amount for the related Due Period and the Floating Allocation Percentage for such Distribution Date.

                 "Series 1997-1 Participation Interest Initial Invested Amount" shall mean the initial principal amount represented by the Series 1997-1 Participation Interest on the Issuance Date, which amount is $________________.

                 "Series 1997-1 Participation Interest Interest Shortfall" shall have the meaning specified in Section 4.08(a) hereof.

                 "Series 1997-1 Participation Interest Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Series 1997-1 Participation Interest Initial Invested Amount, minus
         (b) the amount of principal payments made to the Series 1997-1 Series Participants prior to and including such date, minus (c) the excess, if any, of the aggregate amount of Series 1997-1 Participation Interest Charge-Offs over Series 1997-1 Participation Interest Charge-Offs reimbursed pursuant to Section 4.12(a) hereof prior to and including such date.

                 "Series 1997-1 Participation Interest Monthly Interest" shall mean the monthly interest distributable in respect of the Series 1997-1 Participation Interest as calculated in accordance with Section 4.08(a) hereof.

                 "Series 1997-1 Participation Interest Monthly Principal" shall mean the monthly principal distributable in respect of the Series 1997-1 Participation Interest as calculated in accordance with Section 4.09(a) hereof.

                 "Series 1997-1 Participation Interest Net Default Payment Amount" shall mean with respect to any Distribution Date the Series 1997-1 Participation Interest Default Amount for such Distribution Date to the extent of the amount of Investor Finance Charge and Administrative Collections treated as principal pursuant to clauses
         (iii) and (iv) of Section 4.11(a) for such Distribution Date.

                 "Series 1997-1 Participation Interest Pass-Through Rate" shall mean as to each Interest Period the Prime Rate minus 1.50%; provided that the Series 1997-1 Participation Interest Pass-Through Rate for any Interest Period shall not be less than the sum of (i) a per annum rate which will result in an amount of Series 1997-1 Monthly Interest for such Interest Period which will be sufficient to pay the amount of interest due on the Notes and to make a full distribution on the Trust Certificates in respect of the Certificate Rate on the related Payment Date and (ii) ____% per annum of the Series 1997-1 Participation Interest Invested Amount for Distribution Dates occurring prior to April 1998 and ____% per annum of the Series 1997-1 Participation Interest Invested Amount for Distribution Dates occurring in April 1998 and thereafter.

                 "Series 1997-1 Participation Interest Pool Factor" shall mean, with respect to any Record Date, a number carried out to eight decimals representing the ratio of the Series 1997-1 Participation Interest Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Series 1997-1 Participation Interest Invested Amount which will occur on the following Distribution Date) to the Series 1997-1 Participation Interest Initial Invested Amount.

                 "Series 1997-1 Servicing Fee" shall have the meaning specified in Section 3 hereof.

              "Series 1997-1 Termination Date" shall mean the earlier of the date the Securities are paid in full and the date the Deposit Trust is terminated pursuant to Section 12.01 of the Agreement.

              "Servicing Fee Rate" shall mean 2% per annum.

              "Telerate Page 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

              "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1997-1.

              "Trust Agreement" shall mean the trust agreement dated as of March 1, 1997 between HCLC, as Seller and holder of the Designated Certificate, and Chase Manhattan Bank Delaware, as Owner Trustee.

              "Trust Certificates" shall mean the certificates, issued pursuant to the Trust Agreement.

         (b) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references herein to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

         (d) The following defined terms used herein are used with the meanings assigned thereto in the Trust Agreement or the Indenture, as applicable: "Notes", "Note Rate", "Security Balance", "Owner Trustee", "Overcollateralization Amount", "Initial Overcollateralization Percentage", "Indenture Trustee".

SECTION 3.  Servicing Compensation.

         The monthly servicing fee (the "Series 1997-1 Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Due Period (or portion thereof) occurring prior to the first Distribution Date on which the Series 1997-1 Series Participation Interest Invested Amount is zero, in an amount equal to 1/12th of, or with respect to the first Due Period, 4/360th of the product of (i) the Servicing Fee

Rate and (ii) the Series 1997-1 Invested Amount on the last day of the related Due Period or with respect to the first Due Period, the Closing Date.

SECTION 4.  Article IV of Agreement.

         Sections 4.01 through 4.06 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.01 through 4.06 thereof) shall, with respect to the Series 1997-1 Participation Interest, be read in its entirety as follows:

                                  ARTICLE IV

                   RIGHTS OF SERIES 1997-1 PARTICIPANTS AND
                  ALLOCATION AND APPLICATION OF COLLECTIONS

                 Section 4.07. Allocations. Collections of Finance Charge and Administrative Receivables, Principal Receivables and Defaulted Receivables allocated to the Series 1997-1 Participation Interest pursuant to Article IV of the Agreement shall be allocated and distributed as set forth in this Article.

                 Section 4.08.  Determination of Monthly Interest.

         (a) The amount of collections of Finance Charge and Administrative Receivables distributable from the Collection Account with respect to the Series 1997-1 Participation Interest on any Distribution Date shall be an amount equal to the product of (i) the Series 1997- 1 Participation Interest Pass-Through Rate and (ii) the unpaid principal balance of the Series 1997-1 Participation Interest on the first day of the related Interest Period determined on the basis of the actual number of days in such Interest Period and a 360-day year ("Series 1997-1 Participation Interest Monthly Interest").

                 On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Series 1997-1 Participation Interest Interest Shortfall") equal to the sum of (a)
         (x) the Series 1997-1 Participation Interest Monthly Interest for the Interest Period applicable to such Distribution Date minus (y) the amount of collections of Finance Charge and Administrative Receivables which will be on deposit in the Collection Account and allocable to the Series 1997-1 Participation Interest on such Distribution Date and
         (b) the sum of the amounts calculated pursuant to clause (a) on each preceding Distribution Date. If the Series 1997-1 Participation Interest Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Series 1997-1 Participation Interest Interest Shortfall is fully paid, pursuant to Section 4.11(a), an additional amount

         ("Additional Interest") shall be payable as provided herein with respect to the Series 1997-1 Participation Interest Monthly Interest on each Distribution Date following such Distribution Date, excluding the Distribution Date on which the Series 1997-1 Participation Interest Interest Shortfall is paid to the Series 1997-1 Participants equal to the product of (i) the Series 1997-1 Participation Interest Pass-Through Rate and (ii) such Series 1997-1 Participation Interest Interest Shortfall (or the portion thereof which has not been paid to the Series 1997-1 Participants) determined on the basis of the actual number of days in the related Interest Period and a 360-day year. Notwithstanding anything to the contrary herein, Additional Interest shall be payable or distributed to the Series 1997-1 Participants.

                 Section 4.09. Determination of Monthly Principal. (a) The amount of monthly principal ("Series 1997-1 Participation Interest Monthly Principal") distributable from the Collection Account with respect to the Series 1997-1 Participation Interest shall be an amount equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date.

                 Section 4.10.  [RESERVED]

                 Section 4.11. Application of Investor Finance Charge and Administrative Collections on Deposit in Collection Account. With respect to the Series 1997-1 Participation Interest, prior to 12:00 noon, New York City time, on each Distribution Date, the Servicer shall provide written directions to the Deposit Trustee to apply Investor Finance Charge and Administrative Collections on deposit in the Collection Account with respect to such Distribution Date in the following manner:

                          (a) An amount equal to Investor Finance Charge and Administrative Collections with respect to such Distribution Date plus any other funds available to the Deposit Trust for application pursuant to this clause will be distributed in the following priority:

                          (i)  if HFC is not the Servicer under this
                 Agreement, an amount equal to the Series 1997-1 Servicing Fee for such date (to the extent such amount has not been netted from deposits made in the related Due Period) plus any unpaid Series 1997-1 Servicing Fee (but only with respect to the then current Servicer) shall be paid to the Servicer.

                          (ii) an amount equal to the Series 1997-1
                 Participation Interest Monthly Interest for such Distribution Date, plus the amount of any Series 1997-1

                 Participation Interest Interest Shortfall, plus the amount of any Additional Interest for such Distribution Date;

                    (iii) an amount equal to the Series 1997-1 Participation Interest Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

                     (iv) an amount equal to the aggregate amount of the Series 1997-1 Participation Interest Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date.

                      (v) so long as HFC is the Servicer under the Agreement, an amount equal to the Series 1997-1 Servicing Fee for such date (to the extent such amount has not been netted from deposits to cover losses in the related Due Period) plus any previously unpaid Series 1997-1 Servicing Fee (but only with respect to the then current Servicer) shall be paid to the Servicer; and

                     (vi) the balance, if any, shall be paid to the Seller with respect to the HCLC Seller Participation Interest and the Designated HCLC Seller Participation Interest, pro rata.

                 Section 4.12. Investor Charge-Offs. (a) If on any Distribution Date, the amount to be distributed on the Series 1997-1 Participation Interest pursuant to Section 4.11(a)(iii) exceeds the amount of Investor Finance Charge and Administrative Collections for the related Due Period (net of any portion thereof to be paid pursuant to Section 4.11(a)(i) and (ii)), then the Series 1997-1 Participation Interest Invested Amount shall be reduced by the amount of such excess ("Series 1997-1 Participation Interest Charge-Offs"), but not more than the Series 1997-1 Participation Interest Default Amount for such Distribution Date.

                 (b) Notwithstanding any other provision of this Series Supplement, the Series 1997-1 Participation Interest Invested Amount shall never be reduced below zero.

                 Section 4.13.  [RESERVED]

SECTION 5.  Distributions.

         (a) On each Distribution Date, the Paying Agent shall distribute to each Series 1997-1 Participant of record on the Record Date for such Distribution Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Series 1997-1 Participant's pro rata share (based on the aggregate fractional undivided interests represented by the Series 1997-1 Participation Interest held by such Series 1997-1 Participant) of the amounts on deposit in the Collection Account pursuant to Section 4.11(a)(ii).

         (b) On each Distribution Date, the Paying Agent shall distribute to each Series 1997-1 Participant of record on the Record Date for such Distribution Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Series 1997-1 Participant's pro rata share (based on the aggregate fractional undivided interests represented by the Series 1997-1 Participation Interest held by such Series 1997-1 Participant) of the amounts on deposit in the Collection Account with respect to Available Investor Principal Collections.

         (c) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to each Series 1997-1 Participant hereunder shall be made in immediately available funds by wire transfer to the account designated by such Series 1997-1 Participant.

SECTION 6.  Statements to Series 1997-1 Participants.

         (a) On each Distribution Date, the Paying Agent, on behalf of the Deposit Trustee, shall forward to each Series 1997-1 Participant a statement substantially in the form of Exhibit B prepared by the Servicer setting forth certain information relating to the Deposit Trust and the Series 1997-1 Participation Interest.

         (b) On or before January 31 of each calendar year, beginning January 31, 1997, the Paying Agent, on behalf of the Deposit Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1997-1 Participant, a statement prepared by the Servicer containing the information which is required to be contained in the statement to the Series 1997-1 Participants, as set forth in subsection (a) above, aggregated for such preceding calendar year or the applicable portion thereof (the initial statement shall cover the period beginning on the Closing Date and ending on December 31, 1997) during which such Person was a Series 1997-1 Participant, together with such other customary information as is necessary to enable the Series 1997-1 Participants to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code, as from time to time in effect.

         (c) The form of the Monthly Servicer's Report set forth as Exhibit B hereto may be modified as the Servicer may determine to be necessary or desirable; provided, however, that no such modification shall serve to exclude information required by this Section 6. The Servicer shall, upon making such determination, deliver to the Deposit Trustee an Officer's Certificate to which shall be annexed the form of Exhibit B, as so changed. Upon the delivery of such Officer's Certificate to the Deposit Trustee, Exhibit B, as so changed, shall for all purposes of this Agreement constitute Exhibit
B. The Deposit Trustee may conclusively rely upon such Officer's Certificate as to such change conforming to the requirements of this Agreement.

SECTION 7. Additional Amortization Events. If any one of the following shall occur:

         (a) failure on the part of the Seller (i) to make any payment or deposit required under the Agreement within five Business Days after the date such payment or deposit is required to be made or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Agreement, which failure has a material adverse effect on the Series 1997-1 Participation Interest and which continues unremedied for a period of 60 days after written notice;

         (b) any representation or warranty made by the Seller in the Agreement proves to have been incorrect in any material respect when made, as a result of which the interests of holders of interest in the Deposit Trust are materially and adversely affected, and which continues to be incorrect in any material respect and continues to materially and adversely affect the interests of holders of interest in the Deposit Trust for a period of 60 days after written notice; provided, however, that an Amortization Event shall not be deemed to occur if the Seller has repurchased the related Receivables, during such period (or within an additional 60 days with the consent of the Deposit Trustee) in accordance with the provisions of the Agreement;

         (c) the Deposit Trust or the Issuer becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

         (d) a Servicer Default shall occur which has a material adverse effect on the Series 1997-1 Participants;

         (e) the average, for any three consecutive Payment Dates (after making all distributions on such Payment Dates), of the percentage equivalent of (i) the Overcollateralization Amount divided by (ii) the unpaid principal balance of the Series 1997-1 Participation Interest, is less than _____%; and

         (f) the Seller's Trust Amount owned by HCLC is reduced below the Aggregate Required Seller Amount,

         then, in the case of any event described in (a), (b) or (d), an Amortization Event will be deemed to have occurred only if, after any applicable grace period described in such clauses, either the Deposit Trustee or holders of Series Participation Interests evidencing more than 50% of the unpaid principal balance of the Series 1997-1 Participation Interest, by written notice to the Seller and the Servicer (and to the Deposit Trustee, if given by the Series 1997-1 Participants) declare that an Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (e) or (f), an Amortization Event will be deemed to have occurred and an Early Amortization Period will occur without any notice or other action on the part of the Deposit Trustee or the Series 1997-1 Participants immediately upon the occurrence of such event.

SECTION 8.  Optional Repurchase.

         On the Distribution Date occurring on or after the date on which the aggregate of the Security Balances is reduced to $_______________ (10% of the aggregate of the Security Balances on the Closing Date) or less, the Seller shall have the option to purchase the Series 1997-1 Participants' Interest at a purchase price equal to the Optional Repurchase Amount. The Seller shall give the Servicer, the Rating Agency and the Deposit Trustee at least 10 days prior written notice of the date on which the Seller intends to exercise such option to purchase. Not later than 10:00 A.M., New York City time, on such Distribution Date, the Seller shall deposit the Optional Repurchase Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Optional Repurchase Amount. The Optional Repurchase Amount shall be distributed as set forth in Section 10 hereof.

SECTION 9.  Sale of Series 1997-1 Participants' Interest pursuant to Section
2.06 or 10.01 of Agreement.

         (a) The amount to be paid by the Seller with respect to the Series 1997-1 Participants' Interest in connection with a repurchase of the Series 1997-1 Participants' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Agreement.

         (b)  The amount to be paid by the Seller with respect to Series
1997-1 Participants' Interest in connection with a repurchase of the Series 1997-1 Participant's Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Deposit Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Series 1997-1 Participation Interest with a remaining maturity approximately equal to the remaining maturity of the Series 1997-1 Participation Interest over (II) the portion of the Reassignment Amount attributable to the Series 1997-1 Participation Interest.

SECTION 10. Distributions pursuant to Section 8 or 9 of this Series Supplement and Section 2.06, 10.01 or 12.02(c) of Agreement.

         (a) With respect to the Optional Repurchase Amount deposited into the Collection Account pursuant to Section 8, the Reassignment Amount deposited into the Collection Account pursuant to Section 9 or any Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Deposit Trustee shall, not later than 1:00 P.M., New York City time, on the date of deposit, make deposits of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds as follows: the Series 1997-1 Participation Interest Invested Amount on such date and the amount of accrued and unpaid interest on the unpaid balance of the Series 1997-1 Participation Interest, plus the amount of the Series 1997-1 Participation Interest Additional Interest previously due but not paid on any prior Distribution Date, for distribution to the Series 1997-1 Participants.

         (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Collection Account pursuant to Section 8 or Sections 9(a) or (b) and 10(a) hereof and all other amounts on deposit therein for distribution to the Series 1997-1 Participants shall be distributed in full to the Series 1997-1 Participants on such date and shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement.

SECTION 11. Distribution of Proceeds of Sale, Disposition or Liquidation of Receivables pursuant to Section 9.02 of Agreement.

         (a) Not later than 1:00 P.M., New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are received, such proceeds shall be deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement.

         (b)     [RESERVED]

         (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the

Collection Account pursuant to this Section 11 and all other amounts on deposit therein for distribution for the Series 1997-1 Participants shall be distributed in full to the Series 1997-1 Participants on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

SECTION 12.  Rating Agency Notice.

         In the event a Tax Opinion is delivered pursuant to Section 2.09(e)(vi) of the Agreement and the Series 1997-1 Participation Interest is outstanding, such opinion shall be also delivered to Moody's.

SECTION 13.  [RESERVED]

SECTION 14.  [RESERVED]

SECTION 15.  Delivery of Series 1997-1 Participation Interest.

         The Deposit Trustee shall deliver the Series 1997-1 Participation Interest to the Seller when authenticated in accordance with Section 6.02 of the Agreement.

SECTION 16.  Ratification of Agreement.

         As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement, as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

SECTION 17.  Counterparts.

         This Series Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

SECTION 18.  Governing Law.

         THIS SERIES SUPPLEMENT SHALL BE CONSTRUED AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT PREFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

SECTION 19.  Forms of Certificates and Monthly Servicer's Certificate.

         The Series 1997-1 Participation Interest and Monthly Servicer's Certificate with respect to Series 1997-1 shall be in substantially the respective forms attached hereto as Exhibits A-1 and B, respectively.

SECTION 20.  Transfer Restrictions.

         Registration of transfer of any Series 1997-1 Participation Interest containing the legend set forth on the Series 1997-1 Participation Interest attached hereto as Exhibit A-1 shall be effected only if such transfer is made to a Person that certifies to the Transfer Agent in writing that it is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to ERISA or that is described in Section 4975(e)(1) of the Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (each a "Benefit Plan"). By accepting and holding a Series 1997-1 Participation Interest, a Series 1997-1 Participant shall be deemed to have represented and warranted that it is not a Benefit Plan and is not purchasing a Series 1997-1 Participation Interest on behalf of a Benefit Plan. By acquiring any interest in a Book-Entry Certificate representing a Series 1997-1 Participation Interest, a Certificate Owner shall be deemed to have represented and warranted that it is not a Benefit Plan and is not purchasing a Series 1997-1 Participation Interest on behalf of a Benefit Plan.

         No transfer of a Series 1997-1 Participation Interest shall be made unless a Tax Opinion is delivered and such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Deposit Trustee or the Seller may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Deposit Trustee and the Seller that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Deposit Trustee or the Seller and (ii) the Deposit Trustee shall require the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit C) acceptable to and in form and substance reasonably satisfactory to the Seller and the Deposit Trustee certifying to the Seller and the Deposit Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Deposit Trustee or the Seller. A Series 1997-1 Participant desiring to effect such transfer shall, and does hereby agree to indemnify the Deposit Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                 IN WITNESS WHEREOF, the Seller, the Servicer and the Deposit Trustee have caused this Series Supplement to be fully executed by their respective officers as of the day and year first above written.

                                        HOUSEHOLD CONSUMER LOAN
                                        CORPORATION, as Seller


                                        By:_____________________________________
                                        Name:
                                        Title:


                                        HOUSEHOLD FINANCE CORPORATION,
                                        as Servicer


                                        By:_____________________________________
                                        Name:
                                        Title:


                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Deposit Trustee


                                        By:_____________________________________
                                        Name:
                                        Title:

                                                                     EXHIBIT A-1


                 FORM OF SERIES 1997-1 PARTICIPATION INTEREST

         THIS SERIES 1997-1 PARTICIPATION INTEREST HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS SERIES 1997-1 PARTICIPATION INTEREST NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

         THIS SERIES 1997-1 PARTICIPATION INTEREST IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT AND THE SERIES 1997-1 SUPPLEMENT THERETO, BOTH REFERRED TO HEREIN.


No. R-__                                                                One Unit


                   HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST I
                     SERIES 1997-1 PARTICIPATION INTEREST

                   THIS CERTIFICATE REPRESENTS AN INTEREST
                             IN CERTAIN ASSETS OF
                   HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST I


Evidencing an interest in a trust, the corpus of which consists primarily of participation interests and receivables generated from time to time in the ordinary course of business in a portfolio of credit lines provided by Household Consumer Loan Corporation.

         (Not an interest in or obligation of Household Consumer Loan
                    Corporation or any affiliate thereof)

         This certifies that _______________, is the registered owner of a fractional interest in the assets of a trust (the "Trust") pursuant to the Pooling and Servicing Agreement dated as of September 1, 1995 (the "Agreement"), by and among Household Consumer Loan Corporation, as seller (the "Seller"), Household Finance Corporation, as servicer (the "Servicer"), and Texas Commerce Bank National Association, the successor to The Chase Manhattan Bank, N.A., as deposit trustee (the "Trustee"), as supplemented by the Supplement for Series 1997-1 dated as of March 1, 1997 (the "Supplement"), by and among the Seller, the Servicer and the Trustee. The corpus of the Trust consists of (a) receivables originated under certain fixed and variable rate revolving unsecured consumer credit lines (the "Credit Lines") and (b) certain other participation interests, certain amounts payable with respect thereto, and certain monies constituting Recoveries allocated to the Trust pursuant to the Agreement and any Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below, this Series 1997-1 Participation Interest does not purport to summarize the Agreement or the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

         This Series 1997-1 Participation Interest is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which the holder of this Series 1997-1 Participation Interest by virtue of the acceptance hereof assents and is bound.

         The Receivables consist of amounts payable by obligors on the Credit Lines from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables.

         This Certificate is the Series 1997-1 Participation Interest which represents an interest in certain assets of the Trust, which includes the right to receive a portion of the Collections and other amounts at the times and in the amounts specified in the Agreement and Supplement. The aggregate interest represented by the Series 1997-1 Participation Interest at any time in the Receivables in the Trust shall not exceed the Series 1997-1 Participation Interest Invested Amount at such time. In addition to the Series 1997-1 Participation Interest, (i) Investor Certificates and additional Series Participation Interests may be issued to investors pursuant to the Agreement, which will represent the Certificateholders' Interest and (ii) Supplemental Seller Participation Interests may be issued pursuant to the Agreement, which will represent that portion of the Seller's Interest not allocated to the Seller.

         In general, this Series 1997-1 Participation Interest is entitled to receive distributions in respect of the collections of the Trust in accordance with the terms of the Agreement and Supplement on the 14th day of each calendar month or if such day is not a business day then on the next preceding business day, commencing in April 1997.





                                    A-1-2

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Series 1997-1 Participation Interest shall not be entitled to any benefit under the Agreement or the Supplement, or be valid for any purpose.

         IN WITNESS WHEREOF, the Seller has caused this Series 1997-1 Participation Interest to be duly executed.

                                        HOUSEHOLD CONSUMER LOAN CORPORATION


                                        By:______________________________
                                           Name:
                                           Title:



Dated:  March ___, 1997




                    TRUSTEE'S CERTIFICATE OF AUTHORIZATION

           This is one of the Series 1997-1 Participation Interests
                      described in the within-mentioned
               Pooling and Servicing Agreement and Supplement.



TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee


By:______________________________
   Authorized Signatory





                                    A-1-3

                   HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST I
                     SERIES 1997-1 PARTICIPATION INTEREST

                       Summary of Terms and Conditions


         The Series 1997-1 Participation Interest constitutes an undivided beneficial interest in the Receivables held in the Trust. The holder of the Series 1997-1 Participation Interest shares on the basis of a specified percentage of the principal balance of the Receivables and the principal portion of any Participation Interest held as assets of the Trust. The Series 1997-1 Participation Interest initially represents a principal balance of $_______________. Thereafter, the Series 1997-1 Participation Interest Invested Amount with respect to any date will be an amount equal to the Series 1997-1 Participation Interest Initial Invested Amount minus the sum of the Series 1997-1 Participation Interest Principal Distribution Amount paid for all Distribution Dates and the Defaulted Amounts allocated to the Series 1997-1 Participation Interest during the related and all prior Due Periods that have not been included in the Series 1997-1 Participation Interest Principal Distribution Amount on the current or any prior Distribution Date.

         On each Distribution Date, the Paying Agent shall distribute to each Series 1997-1 Participant of record on the Record Date for such Distribution Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Series 1997-1 Participant's pro rata share (based on the aggregate fractional undivided interests represented by Series 1997-1 Participation Interests held by such Series 1997-1 Participant) of the amounts on deposit in the Collection Account pursuant to the Agreement and the Supplement.

         Except as provided in the Agreement with respect to a final distribution, distributions to Series Participants shall be made in immediately available funds by wire transfer to the account designated by such Series 1997-1 Participant.

         The Seller shall have the option to purchase the Series 1997-1 Participation Interest at a purchase price equal to the Optional Repurchase Amount in accordance with the provisions of Section 8 of the Supplement. Such purchase option is subject to payment in full of the Optional Repurchase Amount. The Optional Repurchase Amount shall be distributed as set forth in the Agreement and Supplement.

         This Series 1997-1 Participation Interest does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by any other governmental agency or instrumentality. This Series 1997-1 Participation Interest is limited in right of payment to certain collections representing the Receivables and any





                                    A-1-4

Participation Interests (and certain other amounts) all as more specifically set forth herein above and in the Agreement and the Supplement.

         The Agreement and the Supplement may be amended by the Seller, the Servicer and the Trustee, without the consent of the Series 1997-1 Participants. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

         The Agreement and the Supplement may be amended by the Seller, the Servicer and the Trustee with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates and the Series Participants of all adversely affected Series for which the Seller has not delivered an Officer's Certificate stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of Investor Certificateholders or Series Participants; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or holder of any Series Participation Interest without the consent of each such Holder,
(b)(i) change the definition of or the manner of calculating the interest of any Investor Certificateholder or Series Participant without the consent of each affected Investor Certificateholder or Series Participant or (ii) reduce the aforesaid percentage required to consent to any such amendment, in either case without the consent of each Investor Certificateholder or Series Participant. Any such amendment and any such consent by the holder of the Series 1997-1 Participants shall be conclusive and binding on such Series 1997-1 Participants and upon all future holders of this Series 1997-1 Participation Interest and of any Series 1997-1 Participation Interest issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Series 1997-1 Participation Interest.

         As set forth in Section 6.05 of the Agreement, the transfer of this Series 1997-1 Participation Interest shall be registered in the Certificate Register upon surrender of this Series 1997-1 Participation Interest for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Series 1997-1 Participant or such Series 1997-1 Participant's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Series 1997-1 Participation Interests of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.





                                    A-1-5

         As provided in the Agreement and subject to certain limitations therein set forth, the Series 1997-1 Participation Interests are exchangeable for new Series 1997-1 Participation Interests evidencing like aggregate fractional undivided interests as requested by the holder surrendering such Series 1997-1 Participation Interest. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Seller, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Series 1997-1 Participation Interest is registered as the owner hereof for all purposes, and neither the Servicer nor the Seller, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

THIS SERIES 1997-1 PARTICIPATION INTEREST SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.





                                    A-1-6

                                  ASSIGNMENT


Social Security or other identifying number of assignee

________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________________

________________________________________________________________________________
(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints __________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________


(1)   A Non-U.S. Person as           Note:     The signature(s)
      defined in the Internal                  to this Assign-
      Revenue Code of 1986, as                 ment must corre-
      amended, must certify to                 pond with the
      the Trustee in writing                   name(s) as writ-
      as to its Non-U.S.                       ten on the face
      Person status and such                   of the within
      further information as                   certificate in
      may be required under                    every particular
      the Code or reasonably                   without altera-
      requested by the                         tion or enlarge-
      Trustee.                                 ment or any
                                               change whatsoever.



















                                    A-1-7

                                                                       EXHIBIT B


                    FORM OF MONTHLY SERVICER'S CERTIFICATE
                 (To be delivered pursuant to Section 3.04(b)
              of the Amended and Restated Pooling and Servicing
                 Agreement not later than the second Business
                    Day preceding each Distribution Date)


                        HOUSEHOLD FINANCE CORPORATION

                     HOUSEHOLD CONSUMER LOAN CORPORATION

                     HOUSEHOLD CONSUMER LOAN TRUST 1997-1

                Consumer Loan Asset Backed Notes, Series 1997-1,
                 Class A-1, Class A-2, Class A-3 and Class B


                             ___________________


         The undersigned, a duly authorized representative of Household Finance Corporation, as servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement dated as of September 1, 1995 (the "Pooling and Servicing Agreement") by and among Household Consumer Loan Corporation, as seller (the "Seller"), the Servicer, and Texas Commerce Bank National Association, the successor to The Chase Manhattan Bank, N.A., as deposit trustee (the "Deposit Trustee"), does hereby certify with respect to the information set forth below as follows:

         1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

         3.      The undersigned is a Servicing Officer.

         4.      This Certificate relates to the Distribution Date occurring on
                 ________________.

         5.      Deposit Trust Information.

                 (a)      Total Pool Balance of the Receivables for the Due Period preceding
                          such Distribution Date was equal to   . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (b)      Amount of Sub-total Unsecured Consumer Loans for the Due Period
                          preceding such Distribution Date was equal to   . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (c)      Amount of Sub-total Personal Homeowner Lines for the Due Period preceding such Distribution Date was equal to . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (d)      Amount of Series 1997-1 Principal Collections for the preceding Due
                          Period is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (e)      Amount of Series 1997-1 Finance Charge and Administrative Collections
                          as of the last day of the immediately preceding Due Period is   . . . . . . . . . . .  $
                                                                                                                  -------

                 (f)      Amount of Additional Balances for such Distribution Date is . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (g)      Amount of New Credit Lines is . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (h)      Amount of Additional Credit Lines is  . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (i)      Amount of Removed Credit Lines is   . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (j)      Defaulted Amount is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (k)      Amount of Repurchased Credit Lines pursuant to Section 2.10 of the
                          Agreement is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (l)      Applicable allocation percentages for principal and interest for such
                          Distribution Date are . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          %
                                                                                                                  -------
                                                                                                                         %
                                                                                                                  -------

                 (m)      Series 1997-1 Participation Interest Distribution Amount is . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (n)      Accelerated Principal Distribution Amount is  . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------

                 (o)      Series 1997-1 Participation Interest Principal Distribution Amount is . . . . . . . .  $
                                                                                                                  -------

                 (p)      Net Charge-Off Amounts (monthly and cumulative) are . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------
                                                                                                                 $
                                                                                                                  -------



                 (q)      Reversals (monthly and cumulative) are  . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------
                                                                                                                 $
                                                                                                                  -------
                 (r)      Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                                                  -------


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of _________, 199_.


                                        HOUSEHOLD FINANCE CORPORATION,
                                        as Servicer


                                        By:_________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT C


                [FORM OF RULE 144A INVESTMENT REPRESENTATION]


           Description of Rule 144A Securities, including numbers:
             --------------------------------------------------
             --------------------------------------------------
             --------------------------------------------------
             --------------------------------------------------

         The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Deposit Trustee, and the Seller (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 among Household Consumer Loan Corporation, as Seller and as Holder of the Designated Certificate, and Texas Commerce Bank National Association, the successor to The Chase Manhattan Bank, N.A., as Deposit Trustee) as follows:

                 a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                 b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                 c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller and the Deposit Trustee or the Servicer.

                 d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                 e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3.     The Buyer warrants and represents to, and covenants with, the
Seller, the Deposit Trustee, Servicer and the Seller that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Certificate Registrar and the Seller, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Seller, the Servicer, the Indenture Trustee or the Issuer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement or any other liability.]

         4. The Buyer has otherwise complied with any conditions for transfer set forth in the Trust Agreement, and (h), either (i) is a "C Corporation" under the Internal Revenue Code of 1986, as amended, or (ii) has provided such disclosure concerning our status for federal income tax purposes and the status and economic interest of our beneficial owners, as the Issuer or its representatives have reasonably requested to determine that the Buyer's acquisition of the Certificates will not subject the Issuer to an entity level tax.

         5. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

________________________________       __________________________________
Print Name of Seller                   Print Name of Buyer

By:_____________________________       By:_______________________________
   Name:                                  Name:
   Title:                                 Title:

Taxpayer Identification:               Taxpayer Identification:

No._____________________________       No._______________________________

Date:___________________________       Date:_____________________________

                                                            ANNEX 1 TO EXHIBIT C


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.





____________________

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                    C-1-1

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ___     Broker-Dealer.  The Buyer is a dealer registered pursuant to
                 Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___     Investment Adviser.   The Buyer is an investment adviser
                 registered under the Investment Advisers Act of 1940.

         ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                 Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of





                                    C-1-2

                 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___    Will the Buyer be purchasing the Rule 144A
  Yes     No     Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.





                                    C-1-3

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

         8. The Buyer has otherwise complied with any conditions for transfer set forth in the Trust Agreement, and, either (i) is a "C Corporation" under the Internal Revenue Code of 1986, as amended, or (ii) has provided such disclosure concerning our status for federal income tax purposes and the status and economic interest of our beneficial owners, as the Issuer or its representatives have reasonably requested to determine that the Buyer's acquisition of the Certificates will not subject the Issuer to an entity level tax.



                                        ________________________________________
                                        Print Name of Buyer

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        Date:___________________________________





                                    C-1-4

                                                            ANNEX 2 TO EXHIBIT C


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]


         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).





                                    C-2-1

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

         7. The Buyer has otherwise complied with any conditions for transfer set forth in the Trust Agreement, and (h), either (i) is a "C Corporation" under the Internal Revenue Code of 1986, as amended, or (ii) has provided such disclosure concerning our status for federal income tax purposes and the status and economic interest of our beneficial owners, as the Issuer or its representatives have reasonably requested to determine that the Buyer's acquisition of the Certificates will not subject the Issuer to an entity level tax.



                                  ____________________________________
                                        Print Name of Buyer


                                        By:________________________________

                                           Name:___________________________
                                           Title:__________________________


                                        IF AN ADVISER:

                                        ___________________________________
                                        Print Name of Buyer

                                        Date:_______________________________





                                    C-2-2